UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2014 (May 9, 2014)

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 44th Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On May 6, 2014, the registrant issued a press release announcing its financial results for its third fiscal quarter ended March 31, 2014. The text of the press release is included as Exhibit 99.2 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 6, 2014, the Company, pursuant to the Maryland General Corporation Law, amended its charter to increase the shares of common stock authorized for issuance by the Company from 500,000,000 to 1,000,000,000 in the aggregate.
A copy of the Articles of Amendment and Restatement as amended through May 5, 2014 is furnished as Exhibit 3.1 to this report. The foregoing description of the Articles of Amendment and Restatement does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment and Restatement, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.
On May 6, 2014, the registrant issued a press release, included herewith as Exhibit 99.1, announcing the declaration of monthly cash distributions to shareholders in the following amounts and with the following record and payment dates:

11.0550 cents per share for October 2014 (record date of October 31, 2014 and payment date of November 20, 2014);

11.0575 cents per share for November 2014 (record date of November 28, 2014 and payment date of December 18, 2014); and

11.0600 cents per share for December 2014 (record date of December 31, 2014 and payment date of January 22, 2015).

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

3.1	Articles of Amendment and Restatement of Prospect Capital Corporation, as amended

99.1	Press Release, dated May 6, 2014

99.2	Press Release, dated May 6, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name:    M. Grier Eliasek
Title:    Chief Operating Officer
Date:  May 9, 2014

Index to Exhibits

Exhibit Number	Description
3.1	Articles of Amendment and Restatement of Prospect Capital Corporation, as amended
99.1	Press Release, dated May 6, 2014
99.2	Press Release, dated May 6, 2014

4